UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2009
Willis Group Holdings Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-16503	98-0352587

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (44) (20) 7488-8111
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS

Item 1.01 Entry into a Material Definitive Agreement.
Supplemental Indentures
     On December 31, 2009, Willis North America Inc., as issuer, Willis Group Holdings Limited, an exempted company incorporated with limited liability under the laws of Bermuda (“Willis-Bermuda”), Willis Group Holdings Public Limited Company, an Irish public limited company and current parent of the Willis group (“Willis-Ireland”), Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition plc, TA IV Limited and Willis Group Limited, as the guarantors, and The Bank of New York Mellon, as trustee, entered into the Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Senior Indenture dated as of July 1, 2005 (as supplemented by the First Supplemental Indenture dated as of July 1, 2005, the Second Supplemental Indenture dated as of March 28, 2007, the Third Supplemental Indenture dated as of October 1, 2008 and the Fourth Supplemental Indenture dated as of September 29, 2009, together the “2005 Indenture”). In connection with the Fifth Supplemental Indenture, Willis-Ireland assumed Willis-Bermuda’s obligations as “Parent Guarantor” under the 2005 Indenture, Willis Netherlands Holdings B.V. assumed all of the obligations of a “Guarantor” under the 2005 Indenture and Willis-Bermuda was released from any obligations under the 2005 Indenture. The Fifth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Fifth Supplemental Indenture is qualified in its entirety by reference to such Exhibit to this Current Report on Form 8-K.
     On December 31, 2009, Trinity Acquisition Limited, as issuer, Willis-Bermuda, Willis-Ireland, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, TA IV Limited, Willis Group Limited and Willis North America Inc., as the guarantors, and The Bank of New York Mellon, as trustee, entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture dated as of March 6, 2009 (as supplemented by the First Supplemental Indenture dated as of November 18, 2009, together the “2009 Indenture”). In connection with the Second Supplemental Indenture, Willis-Ireland assumed Willis-Bermuda’s obligations as the public holding company and as a guarantor under the 2009 Indenture, Willis Netherlands Holdings B.V. assumed all of the obligations of a guarantor under the 2009 Indenture and Willis-Bermuda was released from any obligations under the 2009 Indenture. The Second Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Second Supplemental Indenture is qualified in its entirety by reference to such Exhibit to this Current Report on Form 8-K.
     In addition to the documents referenced above, the First Supplemental Indenture dated as of November 18, 2009 among Trinity Acquisition Limited, as the issuer, Willis-Bermuda, Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, TA IV Limited, Willis Group Limited and Willis North America Inc., as the guarantors, and The Bank of New York Mellon, as the trustee, to the Indenture dated as of March 6, 2009, as previously described in our Current Report on Form 8-K filed on November 19, 2009, is filed as Exhibit 4.3 to this Current Report on Form 8-K.
Guaranty Supplement
     Willis-Bermuda is a party to that certain Credit Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis-Bermuda, Bank of America, N.A., as administrative agent and swing line lender, and Bank of America Securities LLC, as administrative agent and sole lead arranger, and the lenders party thereto (as amended by the Amendment dated November 14, 2008, the Second Amendment dated February 4, 2009, the Third Amendment dated October 28, 2009, and the Fourth Amendment dated November 18, 2009, the “Credit Agreement”). On December 31, 2009, in accordance with the Credit Agreement and in connection with the Transaction (as such term is defined in Item 8.01 below), among other things, Willis-Ireland became a guarantor of the obligations under the Credit Agreement pursuant to a supplement (the “Guaranty Supplement”) to the Guaranty Agreement, dated as of October 1, 2008 (the “Guaranty”), among Willis North America Inc., Willis-Bermuda, the other guarantors party thereto and Bank of America, N.A., as administrative agent. The Guaranty is filed as Exhibit 10.1 to this Current Report on Form 8-K and the Guaranty Supplement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and each is incorporated herein by reference. The foregoing summary of the Guaranty Supplement is qualified in its entirety by reference to such Exhibit to this Current Report on Form 8-K.
     In addition to the documents referenced above, the Fourth Amendment dated November 18, 2009 to the Credit Agreement, dated as of October 1, 2009, among Willis North America Inc., Willis-Bermuda, the lenders party thereto, Bank of America, N.A., as administrative agent and swing line lender, and Bank of America Securities LLC, as sole lead arranger, as previously described in our Current Report on Form 8-K filed on November 19, 2009, is filed as Exhibit 10.3 to this Current Report on Form 8-K.
Plan Amendments
     On December 31, 2009, Willis-Ireland and Willis-Bermuda entered into a Deed Poll of Assumption (the “Deed Poll of Assumption”) pursuant to which Willis-Ireland assumed, as of the Transaction Time (as such term is defined in Item 8.01 below), the following equity incentive plans, sub-plans and certain other plans and related agreements and other documents of Willis-Bermuda, including all awards issued or granted thereunder (collectively, the “Plans”): (1) 1998 Share Purchase and Option Plan for Key Employees of Willis Group Holdings; (2) Willis Award Plan for Key Employees of Willis Group Holdings; (3) Willis Group Senior Management Incentive Plan; (4) Willis Group Holdings 2001 North America Employee Share Purchase Plan; (5) Willis Group Holdings 2001 Share Purchase and Option Plan (and the following sub-plans: Willis Group Holdings 2001 Bonus and Share Plan; Willis Group Holdings 2004 Bonus and Share Plan; Rules of the Willis Group Holdings Sharesave Plan 2001 for the United Kingdom; The Willis Group Holdings Irish Sharesave Plan; and The Willis Group Holdings International Sharesave Plan; and including the form of performance-based option agreement); (6) Willis Group Holdings 2008 Share Purchase and Option Plan (including the form of the performance-based restricted share units award agreement); (7) the Hilb, Rogal and Hamilton Company 2000 Share Incentive Plan; and (8) the Hilb Rogal & Hobbs Company 2007 Share Incentive Plan. The Deed Poll of Assumption is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Deed Poll of Assumption is qualified in its entirety by reference to such Exhibit to this Current Report on Form 8-K.
     The Plans have been amended and restated (collectively, the “Amended Plans”), effective prior to the Transaction Time, to provide for certain clarifications to the change of control provisions therein and, effective at the Transaction Time, to, among others: (i) facilitate the assumption or adoption by Willis-Ireland of the Plans; (ii) provide that shares of Willis-Ireland will be issued, acquired, purchased, held, available or used to measure benefits or calculate amounts as appropriate under the Plans instead of shares of Willis-Bermuda; and (iii) provide for the appropriate substitution of Willis-Ireland in place of references to Willis-Bermuda in the Plans. The Amended Plans are filed as Exhibits 10.5-10.19 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summary of the Amended Plans is qualified in its entirety by reference to such Exhibits to this Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The descriptions of the Fifth Supplemental Indenture, the Second Supplemental Indenture and the Guaranty Supplement included under Item 1.01 are incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     The information included under Item 8.01 is incorporated herein by reference.
Item 5.01 Changes in Control of Registrant.
     The information included under Item 8.01 is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
Indemnification Arrangements
     In connection with the Transaction, each of Willis-Ireland and Willis North America Inc., a Delaware corporation, are entering into deeds of indemnity and indemnification agreements, respectively, with each of the directors and certain officers of Willis-Ireland as well as certain individuals serving as directors or officers of Willis-Ireland’s subsidiaries. These arrangements provide for the indemnification of, and advancement of expenses to, the indemnitee by Willis-Ireland and Willis North America Inc., respectively, to the fullest extent permitted by law and include related provisions meant to facilitate the indemnitee’s receipt of such benefits. A form of deed of indemnity with Willis-Ireland is filed as Exhibit 10.20 to this Current Report on Form 8-K and a form of indemnification agreement with Willis North America Inc. is filed as Exhibit 10.21 to this Current Report on Form 8-K, and each is incorporated herein by reference. The foregoing summary of the deeds of indemnity and the indemnification agreements is qualified in its entirety by reference to such Exhibits to this Current Report on Form 8-K.
Letter regarding Joseph J. Plumeri Employment Agreement
     In connection with the Transaction, Joseph J. Plumeri, Willis-Bermuda and Willis North America Inc. entered into a certain letter agreement dated as of December 30, 2009 waiving any rights or benefits to which Mr. Plumeri may be entitled under his Amended and Restated Employment Agreement, dated as of March 25, 2001 (as amended), if the Transaction constituted a change of control or resulted in a right to terminate for good reason. This letter agreement is filed as Exhibit 10.22 and incorporated herein by reference, and the foregoing information is qualified in its entirety by reference to Exhibit 10.22.

Item 8.01 Other Events.
     On December 31, 2009, Willis-Bermuda and Willis-Ireland completed a scheme of arrangement pursuant to which Willis-Bermuda’s common shares were cancelled and Willis-Bermuda’s common shareholders received, on a one-for-one basis, ordinary shares of Willis-Ireland for the purpose of changing the place of incorporation of the parent company of the Willis group from Bermuda to Ireland (the “Transaction”). The Transaction became effective at 6:59 p.m. Eastern Time on December 31, 2009 (the “Transaction Time”). As a result of the Transaction, Willis-Bermuda is now a wholly-owned subsidiary of Willis-Ireland. On December 31, 2009, Willis-Ireland issued a press release announcing completion of the Transaction. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Prior to the Transaction, the Willis-Bermuda common shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange (“NYSE”) under the symbol “WSH.” Willis-Bermuda requested that the NYSE file with the Commission a Form 25 to remove the Willis-Bermuda common shares from listing on the NYSE. After the Form 25 becomes effective, Willis-Bermuda will file a Form 15 with the Commission to terminate the registration of the Willis-Bermuda common shares and suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.
     Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Willis-Ireland ordinary shares are deemed registered under Section 12(b) of the Exchange Act and Willis-Ireland is the successor issuer to Willis-Bermuda. The Willis-Ireland ordinary shares were approved for listing on the NYSE and began trading on January 4, 2010 under the symbol “WSH,” the same symbol under which the Willis-Bermuda common shares previously traded.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

4.1	Fifth Supplemental Indenture dated as of December 31, 2009 among Willis North America Inc., as the Issuer, Willis Group Holdings Limited, Willis Group Holdings Public Limited Company, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition plc, TA IV Limited and Willis Group Limited, as the Guarantors, and The Bank of New York Mellon, as the Trustee, to the Indenture dated as of July 1, 2005 (incorporated by reference to Exhibit No. 4.1 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

4.2	Second Supplemental Indenture dated as of December 31, 2009 among Trinity Acquisition Limited, as the Issuer, Willis Group Holdings Limited, Willis Group Holdings Public Limited Company, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, TA IV Limited, Willis Group Limited and Willis North America Inc., as the Guarantors, and The Bank of New York Mellon, as the Trustee, to the Indenture dated as of March 6, 2009 (incorporated by reference to Exhibit No. 4.2 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

4.3	First Supplemental Indenture dated as of November 18, 2009 among Trinity Acquisition Limited, as the Issuer, Willis Group Holdings Limited, Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, TA IV Limited, Willis Group Limited and Willis North America Inc., as the Guarantors, and The Bank of New York Mellon, as the Trustee, to the Indenture dated as of March 6, 2009 (incorporated by reference to Exhibit No. 4.3 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.1	Guaranty Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the other Guarantors party thereto and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit No. 10.1 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.2	Supplement to Guaranty dated as of December 31, 2009 under the Guaranty Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the other Guarantors party thereto and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit No. 10.2 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.3	Fourth Amendment dated as of November 18, 2009 to the Credit Agreement, dated as of October 1, 2009, among Willis North America Inc., Willis Group Holdings Limited, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender, and Bank of America Securities LLC, as Sole Lead Arranger (incorporated by reference to Exhibit No. 10.3 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

Exhibit
Number	Description

10.4	Deed Poll of Assumption dated as of December 31, 2009 between Willis Group Holdings Limited and Willis Group Limited Public Limited Company (incorporated by reference to Exhibit No. 10.4 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.5	1998 Share Purchase and Option Plan for Key Employees of Willis Group Holdings (incorporated by reference to Exhibit No. 10.5 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.6	Willis Award Plan for Key Employees of Willis Group Holdings (incorporated by reference to Exhibit No. 10.6 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.7	Willis Group Senior Management Incentive Plan (incorporated by reference to Exhibit No. 10.7 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.8	Willis Group Holdings 2001 North America Employee Share Purchase Plan (incorporated by reference to Exhibit No. 10.8 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.9	Willis Group Holdings 2001 Share Purchase and Option Plan (incorporated by reference to Exhibit No. 10.9 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.10	Form of Performance-Based Option Agreement under the Willis Group Holdings 2001 Share Purchase and Option Plan (incorporated by reference to Exhibit No. 10.10 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.11	The Willis Group Holdings 2001 Bonus and Share Plan (incorporated by reference to Exhibit No. 10.11 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.12	The Willis Group Holdings 2004 Bonus and Share Plan (incorporated by reference to Exhibit No. 10.12 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.13	Rules of the Willis Group Holdings Sharesave Plan 2001 for the United Kingdom (incorporated by reference to Exhibit No. 10.13 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.14	The Willis Group Holdings Irish Sharesave Plan (incorporated by reference to Exhibit No. 10.14 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.15	The Willis Group Holdings International Sharesave Plan (incorporated by reference to Exhibit No. 10.15 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.16	Willis Group Holdings 2008 Share Purchase and Option Plan (incorporated by reference to Exhibit No. 10.16 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

Exhibit
Number	Description

10.17	Form of Performance-Based Restricted Share Units Award Agreement under the Willis Group Holdings 2008 Share Purchase and Option Plan (incorporated by reference to Exhibit No. 10.17 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.18	Hilb, Rogal and Hamilton Company 2000 Share Incentive Plan (incorporated by reference to Exhibit No. 10.18 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.19	Hilb Rogal & Hobbs Company 2007 Share Incentive Plan (incorporated by reference to Exhibit No. 10.19 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.20	Form of Deed of Indemnity of Willis Group Limited Public Limited Company (incorporated by reference to Exhibit No. 10.20 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.21	Form of Indemnification Agreement of Willis North America Inc. (incorporated by reference to Exhibit No. 10.21 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.22	Letter dated as of December 30, 2009 regarding Amended and Restated Employment Agreement, dated as of March 25, 2001 (as amended), between Willis Group Holdings Limited, Willis North America Inc. and Joseph J. Plumeri (incorporated by reference to Exhibit No. 10.22 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

99.1	Press Release, dated December 31, 2009 (incorporated by reference to Exhibit No. 99.1 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

SIGNATURES
     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2010	WILLIS GROUP HOLDINGS LIMITED
	By:	/s/ Adam G. Ciongoli
Adam G. Ciongoli
General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description

4.1	Fifth Supplemental Indenture dated as of December 31, 2009 among Willis North America Inc., as the Issuer, Willis Group Holdings Limited, Willis Group Holdings Public Limited Company, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition plc, TA IV Limited and Willis Group Limited, as the Guarantors, and The Bank of New York Mellon, as the Trustee, to the Indenture dated as of July 1, 2005 (incorporated by reference to Exhibit No. 4.1 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

4.2	Second Supplemental Indenture dated as of December 31, 2009 among Trinity Acquisition Limited, as the Issuer, Willis Group Holdings Limited, Willis Group Holdings Public Limited Company, Willis Netherlands Holdings B.V., Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, TA IV Limited, Willis Group Limited and Willis North America Inc., as the Guarantors, and The Bank of New York Mellon, as the Trustee, to the Indenture dated as of March 6, 2009 (incorporated by reference to Exhibit No. 4.2 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

4.3	First Supplemental Indenture dated as of November 18, 2009 among Trinity Acquisition Limited, as the Issuer, Willis Group Holdings Limited, Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, TA IV Limited, Willis Group Limited and Willis North America Inc., as the Guarantors, and The Bank of New York Mellon, as the Trustee, to the Indenture dated as of March 6, 2009 (incorporated by reference to Exhibit No. 4.3 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.1	Guaranty Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the other Guarantors party thereto and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit No. 10.1 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.2	Supplement to Guaranty dated as of December 31, 2009 under the Guaranty Agreement, dated as of October 1, 2008, among Willis North America Inc., Willis Group Holdings Limited, the other Guarantors party thereto and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit No. 10.2 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.3	Fourth Amendment dated as of November 18, 2009 to the Credit Agreement, dated as of October 1, 2009, among Willis North America, Inc., Willis Group Holdings Limited, the Lenders party thereto, Bank of America, N.A., as Administrative Agent and Swing Line Lender, and Bank of America Securities LLC, as Sole Lead Arranger (incorporated by reference to Exhibit No. 10.3 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.4	Deed Poll of Assumption dated as of December 31, 2009 between Willis Group Holdings Limited and Willis Group Limited Public Limited Company (incorporated by reference to Exhibit No. 10.4 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.5	1998 Share Purchase and Option Plan for Key Employees of Willis Group Holdings (incorporated by reference to Exhibit No. 10.5 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.6	Willis Award Plan for Key Employees of Willis Group Holdings (incorporated by reference to Exhibit No. 10.6 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.7	Willis Group Senior Management Incentive Plan (incorporated by reference to Exhibit No. 10.7 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.8	Willis Group Holdings 2001 North America Employee Share Purchase Plan (incorporated by reference to Exhibit No. 10.8 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.9	Willis Group Holdings 2001 Share Purchase and Option Plan (incorporated by reference to Exhibit No. 10.9 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

Exhibit
Number	Description

10.10	Form of Performance-Based Option Agreement under the Willis Group Holdings 2001 Share Purchase and Option Plan (incorporated by reference to Exhibit No. 10.10 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.11	The Willis Group Holdings 2001 Bonus and Share Plan (incorporated by reference to Exhibit No. 10.11 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.12	The Willis Group Holdings 2004 Bonus and Share Plan (incorporated by reference to Exhibit No. 10.12 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.13	Rules of the Willis Group Holdings Sharesave Plan 2001 for the United Kingdom (incorporated by reference to Exhibit No. 10.13 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.14	The Willis Group Holdings Irish Sharesave Plan (incorporated by reference to Exhibit No. 10.14 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.15	The Willis Group Holdings International Sharesave Plan (incorporated by reference to Exhibit No. 10.15 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.16	Willis Group Holdings 2008 Share Purchase and Option Plan (incorporated by reference to Exhibit No. 10.16 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.17	Form of Performance-Based Restricted Share Units Award Agreement under the Willis Group Holdings 2008 Share Purchase and Option Plan (incorporated by reference to Exhibit No. 10.17 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.18	Hilb, Rogal and Hamilton Company 2000 Share Incentive Plan (incorporated by reference to Exhibit No. 10.18 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.19	Hilb Rogal & Hobbs Company 2007 Share Incentive Plan (incorporated by reference to Exhibit No. 10.19 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.20	Form of Deed of Indemnity of Willis Group Limited Public Limited Company (incorporated by reference to Exhibit No. 10.20 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.21	Form of Indemnification Agreement of Willis North America Inc. (incorporated by reference to Exhibit No. 10.21 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

10.22	Letter dated as of December 30, 2009 regarding Amended and Restated Employment Agreement, dated as of March 25, 2001 (as amended), between Willis Group Holdings Limited, Willis North America Inc. and Joseph J. Plumeri (incorporated by reference to Exhibit No. 10.22 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)

Exhibit
Number	Description

99.1	Press Release, dated December 31, 2009 (incorporated by reference to Exhibit No. 99.1 to Willis Group Holdings Public Limited Company’s current report on Form 8-K filed with the Commission on January 4, 2010)